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                                 EXHIBIT 23.1

                        Consent of Independent Auditors

                             KPMG Peat Marwick LLP
                         Westchester Financial Center
                               11 Martine Avenue
                          White Plains, NY 10606-1908


                         Independent Auditors' Consent
                         -----------------------------


The Board of Directors
Cadus Pharmaceutical Corporation:

We consent to the use of our report incorporated herein by reference.

White Plains, New York
June 29, 1998

                                          KPMG Peat Marwick LLP
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                                          KPMG Peat Marwick LLP